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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                               December 15, 2000
                Date of Report (Date of earliest event reported)


                                 MASCOTECH, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      001-12068               382513957
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

                   21001 Van Born Road, Taylor, Michigan 48180
                    (Address of principal executive offices)

                                 (313) 792-6237
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other events.

     On December 15, 2000, MascoTech, Inc. issued the press release attached as
Exhibit 99 and incorporated by reference herein.

Item 7. Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.             Description
         -----------             -----------

         (99)                    Press Release dated December 15, 2000




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 15, 2000

                                 MASCOTECH, INC.


                                 By:  /s/ David B. Liner
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                                      David B. Liner
                                      Vice President and General Counsel